Exhibit 99.1 SEACOR Marine Holdings Inc. SMHI LISTED Investor Presentation NYSE July 2, 2024

Forward-Looking Statements Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements and includes the information on Slide 26. Such forward- looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward- looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. Direct Vessel Profit (defined as operating revenues less operating costs and expenses including major repairs and drydocking expenses, “DVP”), when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. Adjusted EBITDA is defined as DVP less general and administrative expenses and lease expenses. We believe that the presentation of Adjusted EBITDA provides useful information to investors and management uses it to assess our on-going operations. Our use of Adjusted EBITDA should not be viewed as an alternative to measures calculated in accordance with GAAP. Adjusted EBITDA has limitations as analytical tool such as: (i) Adjusted EBITDA does not reflect the impact of earnings or charges that we consider not to be indicative of our on-going operations, (ii) Adjusted EBITDA does not reflect interest and income tax expense; and (iii) other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than we do. Net Debt is defined as total debt (the most comparable GAAP measure, calculated as long-term debt plus current portion of long-term debt excluding discount and issuance costs) less cash and cash equivalents (including restricted cash). We believe that the presentation of Net Debt provides useful information to investors and management uses it to compare total debt less cash and cash equivalents across periods on a consistent basis. Reconciliation for each of these non-GAAP measures are included as an appendix to this presentation. seacormarine.com 2

1. Company Overview seacormarine.com 3

SEACOR Marine – Global OSV Owner with Modern Fleet

SEACOR MARINE

Company Overview

- Leading provider of marine and support transportation services to offshore energy facilities worldwide with one of the youngest fleets in the industry
- Listed on the NYSE (ticker: **SMHI**) with a market capitalization of $390.3M (1)
- Operates and manages a diverse fleet of 56 offshore support vessels ("OSVs") that provides crew transportation, supply, accommodation and maintenance support
- Global footprint with presence in all major offshore basins, serving a diverse range of customers in the oil and gas and offshore wind sectors
- Adopter of leading-edge technology (hybrid power, walk-to-work, etc.) to enhance sustainable operations

Global Presence



Middle East & Asia
16 vessels
West Africa & Europe
20 vessels
10 vessels
United States
10 vessels
Latin America
SEACOR Marine

Company Highlights (3)

Contract Backlog
> $440.0M *(incl. options)*

Cash & Cash Equivalents
$62.2M

Net Debt (2)
$283.3M

Stewards of Capital and Operational Excellence

- Disciplined capital
- Continued deleveraging
- Safety first culture

Energy Efficiency and CO_2 Emission Reduction

- 7 hybrid PSVs
- 4 hybrid systems ordered
- Offshore wind support

Fleet Composition (3)

Region / Asset Type	PSV	FSV	Liftboat	AHTS
United States	2	3	5	-
Latin America	7	2	1	-
Africa & Europe	7	10	-	3
Middle East & Asia	5	8	2	1
Total	**21**	**23**	**8**	**4**

56 Vessels – Average Age of 9.9 Years

(1) *Bloomberg, as of market close on July 2, 2024.*
(2) *Net Debt is a non-GAAP financial measure. See Slide 2 for a discussion of Net Debt and the Appendix to this presentation for a reconciliation to GAAP.*
(3) *Company Highlights and Fleet Composition as of March 31, 2024. Fleet count includes 1 managed vessel and 1 leased-in vessel as of March 31, 2024.*

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High-Quality and Youngest Fleet of any Peer Competitor



Platform Supply Vessels (PSV)

- 21 vessels
- Average age of 6.8 years
- 11 vessels with deck space > 800m^2
- 7 with hybrid power, 4 additional hybrid systems on order



Fast Support Vessels (FSV)

- 23 vessels *(1 managed)*
- Average age of 10.8 years
- Aluminum monohulls or catamarans, up to 150 passengers
- DP-2 or DP-3, 30-40 knots speed



Liftboats

- 8 vessels
- Average age of 13.0 years (9.3 years for premium liftboats)
- Working water depth up to 275 feet
- Accommodation up to 150 berths



Anchor Handling Tug & Supply (AHTS)

- 4 vessels *(1 leased-in)*
- Average age of 15.0 years
- 7,000 to 11,000 BHP, 120t + Bollard Pull
- DP-2

Work Scope

- Shallow water and deepwater activities
- Delivery of cargo, drilling fluids, fuel and water to rigs
- Construction, maintenance support, standby, accommodation
- Offshore wind support

- High-speed cargo transport to offshore facilities
- Transport of personnel at high-speed and comfort
- Support drilling and production operations
- Emergency response services

- Self-elevating, self-propelled work platforms
- Well workover, maintenance and well production enhancement
- Decommissioning, plug and abandonment
- Offshore wind support in the U.S. (Jones Act)

- Offshore drilling support by towing, positioning, mooring rigs
- Carry and launch equipment such as remote operated vehicles
- Transportation of drilling fluids and bulk products
- Emergency response services

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Revenue Diversification With a Reputable Customer Base (1) (2) 2023 Total Revenue Main Customers High-Quality Customers % of FY 2023 Customer Name Total Revenue 6% 70% 0% ExxonMobil 17% United States United States $61M Saudi Aramco 15% $60M (primarily Gulf of Mexico) (primarily Gulf of Mexico) 10% Azule Energy 15% (BP / ENI Joint Venture) 14% Ørsted 6% PSV FSV Liftboat AHTS Other Total Chevron 6% QatarEnergy 4% MexMar 3% APA Corporation 3% 4% 1% 15% 0% 80% Fugro 2% $44M Latin America Latin America $59M Van Oord 2% PSV FSV Liftboat AHTS Other Total Top 10 customers account for 73% of FY 2023 Revenues (3) 0% 10% Total Revenue by Type 48% 0% $60M Africa & Europe Africa & Europe 42% $90M Other 5% Offshore Wind PSV FSV Liftboat AHTS Other Total 10% Independents IOCs 10% 42% 0% 2% 48% $53M 31% Offshore Contractors Middle East & Asia Middle East & Asia $71M NOCs 12% 19% 22% PSV FSV Liftboat AHTS Other Total (1) For the twelve months ended December 31, 2023. For continuing operations. Numbers in percentage of Total Revenue per respective geography. (2) Main Customers may be direct or indirect end-users. seacormarine.com 6 (3) For FY 2023.

2. Market Outlook seacormarine.com 7

Strong Industry Fundamentals – Increased Demand Drivers Growing Global Offshore Upstream Capital Expenditures Robust Global Offshore Project Sanctioning Pipeline 242 $250B $180B 171 234 225 158 156 214 $160B 211 205 195 $200B 134 183 $140B 131 131 130 165 120 136 $120B 113 101 106 129 101 88 101 $150B 139 139 98 99 109 $100B 66 73 69 107 83 81 81 78 $80B 74 71 72 $100B 55 $60B 49 45 112 114 $40B 110 106 104 $50B 97 70 65 65 85 84 61 61 59 76 68 50 67 44 $20B 38 35 33 $0B $0B 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Shelf Deepwater Shelf Deepwater Source: Rystad Energy. seacormarine.com 8 8

Sustained Growth in OSV Demand – Tight Supply / Demand Balance Growing OSV Demand Comments Active > PSV 1,000+ DWT & AHTS 4,000+ BHP• OSV demand progress was evident on a global basis in 2023, with tangible improvement in all regional markets 3,000 ~13% • PSV demand has improved at a faster rate than other asset classes against the backdrop of higher activity in the Gulf of 2,500 Mexico, Brazil and West Africa (the “Golden Triangle”) • Development of new areas requiring more vessels (e.g. Guyana, 2,000 Suriname, Namibia, Mozambique) • Total OSV demand is expected to continue its growth in the 3,033 1,500 2,898 coming years with limited additional supply, further tightening the 2,737 2,746 2,648 2,511 2,500 chartering market 2,439 2,259 2,230 2,208 2,022 2,032 1,000 2,012 • From 2023 to 2026, OSV demand is expected to increase by ~13% 500 - 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 2025E 2026E Active OSVs Forecast Source: Clarksons Research Services. seacormarine.com 9

Supply Side Constraints Remain Aging Stacked Fleet Limited Supply 1,400 70% 250 12% 571 stacked OSVs per FYE 2023 Total OSV Fleet of 3,431 vessels per FYE 2023 10% 1,200 60% 200 8% 1,000 50% 150 6% 800 40% 100 4% 600 30% 50 2% 400 20% 0 0% 200 10% -50 -2% 0 0% -100 -4% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 AHTS Attrition & Conversion PSV Attrition & Conversion Stacked < 1 Year Stacked 1-2 Years AHTS Deliveries PSV Deliveries Stacked 2-3 Years Stacked > 3 Years % of Fleet Stacked > 3 Years (rhs) % of OSV Fleet Stacked (rhs) Fleet Growth (rhs) Limited orderbook, constrained financing and continued development of local cabotage leads to a favorable supply and demand balance Source: Clarksons Research Services. seacormarine.com 10 Number of Vessels Number of Vessels

Tight Supply / Demand Balance Leads to Improved Pricing and Utilization Global PSV Average Day Rates Global PSV Average Utilization $45,000 100% $40,000 90% $35,000 $30,000 80% $25,000 70% $20,000 $15,000 60% $10,000 50% $5,000 $0 40% PSV 3,200 DWT Time Charter Rate PSV 4,000 DWT Time Charter Rate PSV 3,000 - 4,000dwt PSV 4,000dwt + Contracting terms and duration improve in addition to PSV average day rates and utilization Source: Clarksons Research Services. seacormarine.com 11

3. Financials seacormarine.com 12

Financial Highlights FY 2023 LTM (through Q1 2024) FY 2022 (1) Fleet Count / Average Age 60 / 8.6 years 58 / 9.4 years 56 / 9.9 years Fleet Average Utilization 75% 71% 75% $12,673 $17,490 Fleet Average Day Rate $16,375 281.1M Revenues $217.3M $279.5M (2) Direct Vessel Profit $111.8M $45.3M $119.9M (3) Adjusted EBITDA $0.6M $67.9M $59.9M Q1 2024 saw continued growth in Fleet Average Day Rate, reaching $19,042 in Q1 2024, offset by lower utilization of 62% driven by seasonality, repositioning of vessels and higher maintenance activity (1) Fleet Count and Average Age includes 2 managed vessels and 3 leased-in vessels in 2022, 3 managed vessels and 1 leased-in vessel in 2023, 1 managed vessel and 1 leased-in vessel in Q1 2024. (2) Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP. seacormarine.com 13 (3) Adjusted EBITDA is a non-GAAP financial measure. See Slide 2 for a discussion of Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP.

Sustained Growth in Total Revenue and Direct Vessel Profit

SEACOR MARINE

Total Revenue, DVP (1) & DVP Margin



$280M
$240M
$200M
$160M
$120M
$80M
$40M
$0M
50%
40%
30%
20%
10%
0%
36%
25%
21%
43%
40%
$142M
$51M
$171M
$44M
$217M
$45M
$280M
$120M
$281M
$112M
2020
2021
2022
2023
LTM through Q1 2024
Total Revenue
DVP
DVP Margin

Total Debt, Cash & Cash Equivalents & Equity Ratio



$600M
$500M
$400M
$300M
$200M
$100M
$0M
60%
50%
40%
30%
20%
10%
0%
39%
49%
47%
48%
47%
$522M
$36M
$401M
$41M
$364M
$43M
$353M
$84M
$345M
$62M
2020
2021
2022
2023
Q1 2024
Total Debt
Cash & Cash Equivalents
Equity Ratio

Comments

- Improving day rates and utilization leading to sustained revenue growth over the last four years
- DVP growth exceeding 150% year-on-year from 2022 to 2023, and establishing a baseline over LTM through Q1 2024 despite lower activity during the winter months
- Improving DVP margin, highlighting operating leverage driven by increasing day rates and utilization
- Continued deleveraging of the balance sheet (~$28M p.a.), coupled with a comfortable liquidity position
- Maintaining adequate capitalization with an equity ratio of 47% in Q1 2024

Direct Vessel Profit ("DVP") is defined as operating revenues less operating costs and expenses (including major repairs and drydocking expenses) and is a critical financial measure used by SMHI to analyze and compare the operating performance of its business segments without regard to financing (Adjusted EBITDA is DVP less SG&A and Lease Expenses).

Contrary to most peer companies, SMHI fully expenses maintenance and drydocking costs, resulting in reduced DVP and Adjusted EBITDA figures.

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP.*

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Acceleration in Day Rates and Utilization Across Asset Classes

SEACOR MARINE

Fleet DVP Breakdown

	FY 2022	FY 2023	LTM through Q1 2024
PSV			
Day Rate	$13,246	$18,031	$18,990
Utilization	76%	77%	72%
PSV - Direct Vessel Profit (1)	**$11.4M**	**$39.5M**	**$37.3M**
FSV			
Day Rate	$9,425	$11,273	$11,585
Utilization	85%	84%	79%
FSV - Direct Vessel Profit (1)	**$20.4M**	**$34.2M**	**$28.0M**
Liftboat			
Day Rate	$27,010	$37,523	$42,283
Utilization	55%	50%	50%
Liftboat - Direct Vessel Profit (1)	**$4.9M**	**$43.5M**	**$44.0M**
AHTS			
Day Rate	$8,975	$9,201	$9,007
Utilization	69%	70%	68%
AHTS - Direct Vessel Profit (1)	**$3.8M**	**$0.4M**	**$0.2M**
Miscellaneous - Direct Vessel Profit (1)	**$4.8M**	**$2.3M**	**$2.3M**
Average Fleet Day Rate	**$12,673**	**$16,375**	**$17,490**
Average Fleet Utilization	**75%**	**75%**	**71%**
Total - Direct Vessel Profit (1)	**45.3M**	**$119.9M**	**$111.8M**

Recently Achieved Day Rates

Asset Class	Day Rate
PSV (> 800 m² deck space)	$35,300
PSV (< 700 m² deck space)	$17,000
FSV (Catamarans)	$23,000
FSV	$19,000
Liftboat (Premium)	$82,000
Liftboat	$38,000
AHTS	$11,500

Comments

- Increased day rates from FY 2022 to FY 2023 across all asset classes, driven by PSVs, FSVs and Liftboats
- Direct positive impact on Direct Vessel Profit, resulting in a growth of 164% year-on-year from 2022 to 2023
- Recently achieved day rates by SEACOR Marine are significantly higher than average fleet day rates for FY 2023, reflecting incremental repricing opportunities going forward
- While activity dipped in Q1 2024 due to seasonality, repositioning of certain vessels and higher major repairs and drydocking activity, fleet day rates, utilization continue to be supportive

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP.*

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Illustrative Operating Leverage – Adjusted EBITDA Sensitivity The following information represents potential Annual Revenue and Adjusted EBITDA outcomes under different average fleet day rate and/or utilization environments, calculated assuming for these purposes: (i) our LTM through Q1 2024 Average Fleet Utilization of 71% and illustrative Fleet Utilization of 80%; (ii) our FY 2023 Bareboat Charter and Other Marine Services of $28.1M; (iii) our FY 2023 General & Administrative and Lease Expenses of $51.9M; and (iv) our FY 2023 Operating Expenses (including Major Repairs and Drydocking Expenses) of $159.7M. The following does not represent SEACOR Marine’s guidance or projections for potential results for 2024 or any other period and should not be relied on as such. Actual FY 2024 financial results may materially differ from prior periods and the information set forth below. Annual Revenue (in $M) 281 306 313 320 328 335 342 350 357 364 (1) Net Debt / Adjusted EBITDA 4.1x 3.0x 2.8x 2.6x 2.4x 2.3x 2.2x 2.1x 2.0x 1.9x $210M 195 ~10% increase in Day Rates from Q1 2024 187 179 $180M 170 162 154 153 146 145 $150M 138 138 71% Fleet Utilization 131 130 (LTM through Q1 2024) 123 116 $120M 109 101 80% Fleet Utilization 95 86 (Illustrative) $90M 69 Adjusted EBITDA 2023 $60M (75% Fleet Utilization) $30M $0M (2) $16,375 $19,042 $19,500 $20,000 $20,500 $21,000 $21,500 $22,000 $22,500 $23,000 Average Fleet Day Rate High operating leverage for any incremental percentage in fleet utilization and/or growth in day rates Note: Based on an average fleet of 56 vessels. (1) Net Debt and Adjusted EBITDA are non-GAAP financial measures. See Slide 2 for a discussion of Net Debt and Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP. seacormarine.com 16 (2) Average Fleet Day Rate in FY 2023. Annual Adjusted EBITDA

Illustrative Cash Flow Bridge

The following does not represent SMHI's guidance or projections for potential results for 2024 or any other period and should not be relied on as such. Actual financial results with respect to 2024 may materially differ from prior periods and the information set forth below.

Annualized Pro-Forma Cash Flow Generation Based on Q1 2024 Average Day Rates



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
$306M
126
Peer companies typically capitalize Major Repairs & Drydocking Expenses over 2.5 years
7
26
$147M
52
$95M
11
11
$72M
31
28
$13M
Revenue
Operating Expenses
Repairs & Drydocking Expenses
DVP (1)
SG&A & Lease Expenses
EBITDA
Capex
Cash Taxes
Cash Flow available for Debt Service
Interest Expenses (2)
Debt Amortization
Free Cash Flow after Debt Service

Assumptions

- Revenue: based on Q1 2024 Average Fleet Day Rate ($19,042) [3] and LTM through Q1 2024 Average Fleet Utilization (71%)
- Operating Expenses: based on FY 2023 actuals ($126.2M)
- Repairs & Drydocking Expenses: based on FY 2023 actuals ($33.4M)
- SG&A & Lease Expenses: based on FY 2023 actuals ($51.9M)
- Capex: $11.2M for FY 2024 (reducing to $5.0M in FY 2025 and 0.2M in FY 2026)
- Cash Taxes: $2.8M per quarter

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit and the Appendix to this presentation for a reconciliation to GAAP.*

(2) *Interest Expenses per current debt schedule and will reduce as debt amortizes.*

(3) *Q1 2024 Average Fleet Utilization was 62%.*

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Sound Capital Structure

Total Debt Maturity Profile



$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$152M
$35M
$90M
$27M
$110M
$98M
$12M
$6M
$28M
$29M
$27M
2024
2025
2026
2027
2028
2029
Principal Instalments
Balloon
Guaranteed Notes
Convertible Notes

Fiscal Year End	2023	2024	2025	2026	2027	2028	2029
Total Debt Outstanding ($M)	353.0	324.7	296.1	143.6	116.5	6.2	0.0

Net Leverage (1)	DSCR (2)	Average Cost of Debt	Total LTV	Fleet FMV
4.1x	1.7x	9.2%	36%	>$950.0M

(of which >$200.0M unencumbered)

Existing Debt Facilities *(per Q1 2024)*

Secured Debt

SEACOR Marine Foreign Holdings Inc. - due September 2028
- Amount Outstanding: $115.9M
- Security: 27x OSVs (8x PSVs, 15x FSVs, 2x Liftboat, 2x AHTSs)
- Pricing: 11.75% p.a.

SEACOR Alpine LLC - due June 2028
- Amount Outstanding: $25.2M
- Security: 3x PSVs
- Pricing: 10.25% p.a.

SEACOR Delta Shipyard Financing - due 2028/2029
- Amount Outstanding: $66.4M
- Security: 8x PSVs
- Pricing: LIBOR + 4.00% p.a.

Sea-Cat Crewzer III - due July 2029
- Amount Outstanding: $13.0M
- Security: 2x FSVs
- Pricing: 2.76% p.a.

Unsecured Debt

Convertible Notes - due July 2026
- Amount Outstanding: $35.0M
- Security: Unsecured
- Pricing: 4.25% p.a. (Conversion price of $11.75 per share)

Guaranteed Notes - due July 2026
- Amount Outstanding: $90.0M
- Security: Unsecured, Negative Pledge on 1x Liftboat (LB Robert)
- Pricing: 8.00% Cash or 9.50% Hybrid (4.25% Cash + 5.25% PIK)

(1) Net Leverage is calculated as Net Debt per Q1 2024 divided by FY2023 Adjusted EBITDA. Net Leverage, Net Debt and Adjusted EBITDA are non-GAAP financial measures. See Slide 2 for a discussion of Net Debt and Adjusted EBITDA and the Appendix to this presentation for a reconciliation to GAAP.

(2) Debt Service Coverage Ratio ("DSCR") is calculated as FY 2023 Adjusted EBITDA divided by debt amortization plus interest expenses per FY2023.

seacormarine.com 18

Key Credit Highlights

SEACOR MARINE

1 Leading OSV Owner and Operator	• Founded in 1989, SMHI is a leading provider of marine and support transportation services to offshore energy facilities worldwide • Proven steward of capital; only US listed public company in the OSV sector that did not go through a financial restructuring during the downturn • Listed on the NYSE with a current market capitalization of $390.3M (1) • Owner/operator of 56 modern vessels with an average age of 9.9 years • Diverse customer base within offshore oil and natural gas and offshore wind markets
2 Attractive Fleet	• One of the youngest fleets in the industry, strong asset base with an estimated aggregate fair market value exceeding $900.0M • Diverse asset base providing industry-leading offshore solutions across the value chain to meet energy transition goals, ranging from drilling, production and maintenance, to plug and abandonment and decommissioning as well as offshore wind • Fleet actively employed by reputable counterparties, including National Oil Companies (Saudi Aramco), IOCs (ExxonMobil, Chevron, BP, TotalEnergies, ENI), Independents, Offshore Contractors and Offshore Wind Developers
3 Robust Company Financial Outlook	• Continued progress in average fleet utilization (75% in 2022 and 2023 vs. 66% in 2021) and day rates ($16,375 in 2023 vs. $12,673 in 2022 vs. $11,712 in 2021)(2), and $19,042 average fleet day rate in Q1 2024 (2) • Q1 2024 utilization stood at 62% due to low seasonal utilization, and more importantly SEACOR Marine's deliberate plans to conduct scheduled maintenance and reposition vessels during the winter months • Contract revenue backlog (including options) exceeds $440.0M, with incremental re-contracting opportunities in a higher day rate environment across all asset classes and regions
4 Favorable Market Fundamentals	• Solid underlying commodity price fundamentals, increased tendering activity, and additional project startups supporting a multiyear offshore upcycle • Increasing demand across all asset classes and geographical regions, with OSV demand expected to increase by 26% over the period 2023-2025 (3) • Limited supply of available modern OSV vessels and no newbuild orderbook of any significance should apply upward pressure on utilization and day rates • U.S. liftboat market poised to see significant activity, driven by federally mandated decommissioning and plug and abandonment work, as well as demand to support the development/construction of offshore wind farms (feedering, accommodation, tower sections installation, substations, etc.) (3)
5 Focus on ESG and Energy Transition	• Energy-efficient fleet focusing on reduced fuel consumption and CO_2 emissions • Current fleet has seven hybrid PSVs. Four PSVs to be updated with hybrid propulsion by Q2 2025 • Rolled out the installation of (i) air quality technology to eliminate airborne viruses and reduce energy consumption; (ii) ultrasonic antifouling systems to reduce bio fouling; and (iii) water purification systems to eliminate plastic bottle waste across the fleet • Cooperation with AI-powered marine technology firm Spinergie to optimize operations through intelligent fuel, activity prediction and energy plant optimization

(1) *Source: Bloomberg, as of market close on July 2, 2024.*

(2) *Source: Company filings.*

(3) *Source: Clarksons Research Services.*

seacormarine.com 19

4. Appendix seacormarine.com 20

Financials – Income and Loss Statement Income & Loss Statement (in $ thousands) Q1 2024 FY 2023 FY 2022 Operating Revenues 62,770 279,511 217,325 Costs and Expenses: Operating 48,099 159,650 171,985 Administrative and General 11,917 49,183 40,911 Lease Expense 481 2,748 3,869 Depreciation and Amortization 12,882 53,821 55,957 73,379 265,402 272,722 Gains (Losses) on Asset Dispositions and Impairments, Net (1) 21,409 1,398 Operating Income (Loss) (10,610) 35,518 (53,999) Other Income (Expense): Interest Income 593 1,444 784 Interest Expense (10,309) (37,504) (29,706) Gain on Debt Extinguishment - (2,004) 10,429 Derivative Gains, Net (543) 608 - Foreign Currency Losses, Net (80) (2,133) 1,659 Gain (Loss) from Return of Investments in 50% or Less Owned Companies and Other, Net (95) - 755 (10,434) (39,589) (16,079) Income (Loss) from Continuing Operations Before Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies (21,044) (4,071) (70,078) Income Tax Expense (Benefit): Current 2,770 13,860 8,485 Deferred (1,845) (5,061) 97 925 8,799 8,582 Income (Loss) Before Equity in Earnings (Losses) of 50% or Less Owned Companies (21,969) (12,870) (78,660) Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax (1,100) 3,556 7,011 Income (Loss) from Continuing Operations (23,069) (9,314) (71,649) Income (Loss) on Discontinued Operations, Net of Tax - - - Net Income (Loss) (23,069) (9,314) (71,649) Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries - - 1 Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (23,069) (9,314) (71,650) Source: Company filings. seacormarine.com 21

Financials – Balance Sheet and Debt Overview

SEACOR MARINE

Balance Sheet *(in $ thousands)*

ASSETS	Q1 2024	FY 2023	FY 2022
Current Assets:			
Cash and Cash Equivalents, including Restricted Cash	62,159	84,131	43,045
Other Current Assets	77,906	80,555	89,268
Total Current Assets	**140,065**	**164,686**	**132,313**
Property and Equipment, net of Depreciation	582,138	594,682	656,905
Construction in Progress	13,410	10,362	8,111
Net Property and Equipment	595,548	605,044	665,016
Leases and Other Assets	9,233	10,606	18,038
Total Assets	**744,846**	**780,336**	**815,367**

LIABILITIES AND EQUITY	Q1 2024	FY 2023	FY 2022
Current Liabilities:			
Current Portion of Lease Liabilities	1,318	1,626	2,826
Current Portion of Long-Term Debt	28,605	28,365	61,512
Other Current Liabilities	44,520	47,095	56,824
Total Current Liabilities	**74,443**	**77,086**	**121,162**
Long-Term Lease Liabilities	3,390	3,535	11,520
Long-Term Debt	281,989	287,544	260,119
Other Long-Term Liabilities	36,158	37,947	43,420
Total Liabilities	**395,980**	**406,112**	**436,221**
Total Equity	**348,866**	**374,224**	**379,146**
Total Liabilities and Equity	**744,846**	**780,336**	**815,367**

Debt Overview *(as of March 31, 2024)*

Debt Facility	Final Maturity	Principal Outstanding ($M)
Guaranteed Notes	July 2026	90.0
New Convertible Notes (1)	July 2026	35.0
Unsecured Debt – Sub-Total		**125.0**
SEACOR Alpine Credit Facility	June 2028	25.2
2023 SMFH Credit Facility	September 2028	115.9
Sea-Cat Crewzer III Term Loan Facility	July 2029	13.0
SEACOR Delta Shipyard Financing	February 2029	66.4
Secured Debt – Sub-Total		**220.5**
Total Debt		**345.5**
Discount / Issuance Costs (2)		(34.9)
Total Debt net of Discount / Issuance Costs		**310.6**

(1) Conversion Price of $11.75 per share.

(2) Debt discounts and costs incurred in connection with the issuance of debt are amortized over the life of the related debt using the effective interest rate method for term loans and straight-line method for revolving credit facilities and are included in interest expense in the accompanying consolidated statements of income (loss).

Source: Company filings.

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Financials – Cash Flow Statement (1/2) Cash Flow Statement (in $ thousands) Q1 2024 FY 2023 FY 2022 Cash Flows from Continuing Operating Activities: Net Income (Loss) (23,069) (9,314) (71,649) Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (used in) Operating Activities: Depreciation and Amortization 12,882 53,821 55,957 Debt Discount and Deferred Financing Cost Amortization 2,221 8,340 6,701 Stock-based Compensation Expense 1,645 6,000 4,597 Allowance for Credit Losses 3 3,519 489 (Gains) Losses from Equipment Sales, Retirements or Impairments, Investments in 50% or Less Owned Companies 1 (21,409) (1,398) (Gain) Loss on Debt Extinguishment - 177 (12,700) Derivative (Gains) Losses 543 (608) - Interest on Finance Lease - 202 244 Settlements on Derivative Transactions, Net 164 577 (749) Currency (Gains) Losses 80 2,133 (1,659) Deferred Income Taxes (1,845) (5,061) 97 Equity (Earnings) Losses 1,100 (3,556) (7,011) Dividends Received from Equity Investees - 2,241 3,057 Changes in Operating Assets and Liabilities: Accounts Receivables 4,291 (17,215) (652) Other Assets (1,290) 2,288 2,559 Accounts Payable and Accrued Liabilities (3,895) (13,188) 7,501 Net Cash provided by (used in) Operating Activities (7,169) 8,947 (14,616) Cash Flows from Continuing Investing Activities: Purchases of Property and Equipment (3,416) (10,604) (462) Proceeds/Cash Impact from Disposition/Sale of Property and Equipment - 44,730 6,734 Cash Flow related to Investments in 50% or Less Owned Companies and Equity Investees - - 66,528 Notes Due from Others - - (28,831) Principal Payments on Notes due from Others - 15,000 13,831 Net Cash provided by Investing Activities (3,416) 49,126 57,800 Source: Company filings. seacormarine.com 23

Financials – Cash Flow Statement (2/2) Cash Flow Statement (in $ thousands) Q1 2024 FY 2023 FY 2022 Cash Flows from Continuing Financing Activities: Payments on Long-Term Debt (7,530) (29,165) (38,152) Payments on Debt Extinguishment - (131,604) - Payments on Debt Extinguishment Costs - (1,827) (2,271) Proceeds from issuance of Long-Term Debt, net of Issue Costs - 148,475 - Proceeds from issuance of Common Stock, net of Issue Costs - 24 - Proceeds from Exercise of Stock Options and Warrants - 6 151 Payments on Finance Lease (9) (531) (351) Acquisition of Common Shares for Tax Withholding Obligations (3,850) (2,368) (732) Net Cash used in Financing Activities (11,389) (16,990) (41,355) Effects of Exchange Rates 2 3 (4) Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash (21,972) 41,086 1,825 Cash, Cash Equivalents and Restricted Cash, Beginning of Period 84,131 43,045 41,220 Cash, Cash Equivalents and Restricted Cash, End of Period 62,159 84,131 43,045 Source: Company filings. seacormarine.com 24

Financial Reconciliations Adjusted EBITDA Reconciliation (in $ thousands) Q1 2024 FY 2023 FY 2022 Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (23,069) (9,314) (71,650) Depreciation and Amortization 12,882 53,821 55,957 Interest Expense 10,309 37,504 29,706 Interest Income (593) (1,444) (784) Taxes 925 8,799 8,562 Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) 454 89,366 21,811 (Gains) Losses on Asset Dispositions and Impairments, Net 1 (21,409) (1,398) (Gains) Losses on Debt Extinguishment - 2,004 (10,429) Derivative (Gains) Losses, Net 543 (608) - Foreign Currency (Gains) Losses, Net 80 2,133 (1,659) Other, Net 95 - (755) Equity in (Earnings) Losses Earnings of 50% or Less Owned Companies 1,100 (3,556) (7,011) Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries - - 1 Adjusted EBITDA 2,273 67,930 560 DVP Reconciliation (in $ thousands) Q1 2024 FY 2023 FY 2022 Operating Income (Loss) (10,610) 35,518 (53,999) (Gains) Losses on Asset Dispositions and Impairments, Net 1 (21,409) (1,398) Depreciation and Amortization 12,882 53,821 55,957 Lease Expense 481 2,748 3,869 Administrative and General 11,917 49,183 40,911 Direct Vessel Profit (DVP) 14,671 119,861 45,340 Source: Company filings. seacormarine.com 25

Financial Reconciliations (continued) DVP to Adjusted EBITDA Reconciliation (in $ thousands) Q1 2024 FY 2023 FY 2022 Operating Revenues 62,770 279,511 217,325 Operating Expenses 48,099 159,650 171,985 Direct Vessel Profit (DVP) 14,671 119,861 45,340 Administrative and General 11,917 49,183 40,911 Lease Expense 481 2,748 3,869 Adjusted EBITDA 2,273 67,930 560 Net Debt Reconciliation (in $ thousands) Q1 2024 FY 2023 FY 2022 Current Portion of Long-Term Debt 28,605 28,365 61,512 Long-Term Debt 281,989 287,544 260,119 Discount and Issuance Costs 34,900 37,115 42,163 Total Debt 345,494 353,024 363,794 Cash and Cash Equivalents, including Restricted Cash 62,159 84,131 43,045 Net Debt 283,335 268,893 320,749 Source: Company filings. seacormarine.com 26

Fleet Maintenance and Capital Expenditures Historical Major Repairs and Drydocking Expenses SMHI Fleet Age Profile Near-term increased level of Major Repairs and Drydocking Expenses given the fleet’s age profile 5-year and 10-year surveys due in 2024 result in 8 8 $25M higher than usual maintenance activity 7 $20M 5 5 5 $15M 4 $10M 20 2 2 2 2 11 $5M 1 1 1 1 1 1 9 8 8 7 5 $0M 2018 2019 2020 2021 2022 2023 Q1 2024 Capital Expenditures for Vessel Upgrades as of March 31, 2024 Unfunded Capital Commitments 9M 2024 2025 Deferred Hybrid battery power systems – 4x PSVs $6.5M $4.0M - DP-2 upgrade – 1x Liftboat $0.3M $1.2M - Ballast Water Treatment Systems $0.5M - - New construction – 1x FSV (deferred indefinitely) - - $9.2M Total $7.3M 5.2M $9.2M seacormarine.com 27

FSV Asset Class (1/3)

SEACOR MARINE

FSV *(Fast Support Vessel)*

About Fast Supply Vessels

- FSVs are crucial for offshore drilling and production logistics, capable of reaching over 30 knots and delivering over 13,000 BHP
- Vessels range from 145 to 200ft in length, offering a cost-efficient, comfortable, flexible and safe alternative to helicopter transportation
- They can accommodate up to 150 passengers with amenities like reclining business-class seats, satellite TV, wireless internet and LED lighting
- Advanced technologies include DP-2, Dynamic Ride Control, Controllable Speed Propellers, Water Jet Propulsion and Engine Monitoring Systems
- Cargo capacities range from 140 to 425 long tons for various supplies
- High-speed catamarans in the fleet can reach up top 40 knots, featuring luxury amenities and equipped with DP-2 or DP-3 options for specific operational needs

Global Fleet Overview



195
3
87
10
85
8
43
2
Global FSV fleet
SEACOR Marine FSV fleet

SMHI owns 27%
of the active global fleet of DP-2 / DP-3
FSVs of 15 years of age and younger



27%
73%
SEACOR Marine
Other

Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS.

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FSV Asset Class (2/3) FSV (Fast Support Vessel) Crew Transportation at High Speed and in Comfort Orderbook at ~1% with Limited Fleet Growth FSV Orderbook OB as % of total fleet Fleet growth (YoY) • Market is dominated by the U.S. and Mexico, followed by West Africa and the Middle East 80 45% 35% 60 • Demand drivers: 25% 40 ✓ Cost efficiency 15% ✓ Safety 20 5% ✓ Service requirement - (5%) ✓ Alternative to helicopters 2007 2009 2011 2013 2015 2017 2019 2021 2023 • Distinctive features of SMHI’s fleet, which holds a strong market position in FSV Supply Side Considerations the high-end FSV market: ✓ Speed (30-40 knots) • Most of the fleet was ordered and built during the previous cycle, with the ✓ Dynamic Positioning (DP-2 / DP-3) orderbook peaking at 33% of the fleet in 2007 and decreasing to 1% by 2024 ✓ Comfort & onboard entertainment ✓ Jet propulsion • Fleet growth has been negative or zero since 2019, and the current fleet consists of about 410 vessels: 208 non-DP, 98 DP-1, 100 DP-2 and 3 DP-3 • Favorable supply dynamics with orderbook standing at ~1% • The average age of the total fleet is 15 years, with the non-DP fleet averaging closer to 19 years • Additional capacity may be needed to counter natural attrition, contingent on increased activity in West Africa Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS. seacormarine.com 29 No units in Orderbook Orderbook / Fleet Growth

FSV Asset Class (3/3)

FSV *(Fast Support Vessel)*

Key Advantages of SMHI's Next Generation FSVs

- Cost and time savings of 50-70% on passenger transfers compared to helicopter transfers
- Safe operations: In case of emergency, the capacity of FSVs allow a high number of personnel to be evacuated: SMHI's FSVs are also equipped with night vision for search and rescue
- Dynamic Positioning (DP-2 and DP-3) with high redundancy and excellent maneuverability
- SMHI's FSVs are equipped with Ride Control and Business Class seats
- Mission flexible between cargo and operations



FSV Fleet Utilization Overview


SMHI FSV Fleet Utilization
Total FSV Fleet Utilization
% Working Utilization
100%
80%
60%
40%
20%
0%
2017
2018
2019
2020
2021
2022
2023

FSV utilization has recovered from 44% in Q1 2017 to 72% in Q1 2024

Note: Q1 2024 is a seasonal low point as activity picks up during the summer

Source: *SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS.*

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Liftboat Asset Class (1/2)

SEACOR MARINE

Liftboats

About Liftboats

- Liftboats are self-propelled, self-elevating vessels with large, extendable legs that can be lowered to the seabed to lift the vessel above the water's surface
- They provide a stable base for offshore oil and gas operations, including well intervention, maintenance and construction activities
- Equipped with cranes, living quarters, and other facilities, liftboats support personnel and equipment for various tasks
- In the renewable energy sector, liftboats are used for the installation, maintenance, and repair of offshore wind turbines
- Their ability to operate in shallow waters and their mobility enhance operational efficiency and safety
- Liftboats are essential assets for both the oil and gas industry and the renewable energy sector

Global Fleet Overview



140
6
95
2
147
0
2
0
Global Liftboat fleet
SEACOR Marine Liftboat fleet

Liftboats Scope of Work

Offshore Wind	Offshore Oil and Natural Gas
✓ Tower Sections - Installation	✓ Well intervention and workover
✓ Export Cables	✓ Construction, Maintenance, Repair
✓ Offshore Substation	✓ Subsea operations
✓ Array Cables	✓ Diving operations
✓ Commissioning	✓ Accommodations
✓ Site Preparation	✓ Decommissioning, Plug & Abandonment
✓ Accommodation	✓ Coring

Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS.

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Liftboat Asset Class (2/2) Liftboats Liftboat Supply Side Considerations Orderbook at ~6% with Stable Fleet Growth Liftboat Orderbook OB as % of total fleet Fleet growth (YoY) • The total fleet of liftboats is around 440 vessels, with fleet growth remaining stable at ~3% per annum 60 30% 25% 50 • Many active vessels were built over 25 years ago, with lower-spec vessels (lift-leg 20% 40 elevations <200ft) being the oldest and making up ~54% of the fleet 15% 30 10% • Higher-spec vessels (lift-leg elevations > 300ft) account for 17% of the fleet, are 20 5% relatively modern with an average age of 8 years compared to the total fleet’s 10 - average of 24 years - (5%) 2007 2009 2011 2013 2015 2017 2019 2021 2023 • Most recent vessel orders were made during the previous upturn, with orderbooks expanding from 6% in 2013 to around 15% in Q2 2017 Liftboat Fleet Utilization SMHI Liftboat Fleet Utilization Total Liftboat Fleet Utilization 100% Liftboat utilization is negatively impacted 80% primarily by shorter project-based work in 60% the US GoM 40% 20% 0% 2017 2018 2019 2020 2021 2022 2023 Source: SEACOR Marine Holdings Inc., Clarksons Research Services Ltd., Clarksons Securities AS. seacormarine.com 32 Orderbook (No. of Units) Orderbook / Fleet Growth

Liftboats - Key Component to Address Legacy Offshore Infrastructure

SEACOR MARINE

Legacy Oil and Natural Gas Market

- High level of Decommissioning and Plug & Abandonment activity expected in the U.S. after several years of deferred program
- Decommissioning strategy has shifted positively for activity, with clear intentions to address legacy decommissioning obligations

53% of U.S. offshore wells are **permanently abandoned**

~60% of abandoned wells are **unplugged**

Almost 1/3 of fixed structures in the US GoM are located in **terminated leases**

334 structures with submitted decommissioning **applications**

Liftboats provide flexible working platforms in shallow water areas

Maintain and repair pipelines, as well as installations	Platform repair and maintenance. Ongoing demands for so-called "make safe" projects	Coil tubing and other production support operations. Demand is increasing with an improved commodity price environment

ESG Focus Leading to New Demands

Increased focus on methane emissions lead to additional maintenance and repair

Liftboats should participate in upcoming carbon capture and storage projects

Liftboat business should indirectly benefit from legislative incentives in the Inflation Reduction Act



Source: Bureau of Ocean Energy Management, Bureau of Safety and Environmental Enforcement, U.S. Government Accountability Office.

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Liftboats - Well Positioned to Support US Offshore Wind Sector Description US Offshore Wind Forecast 35 2,500 • Despite a “reset” in 2024 after an active campaign in 2023, the 32 development of offshore wind farms on the East Coast of the United Installed Capacity of 29.5 GW States will drive significant vessel demand including CTVs, 30 SOVs/CSOVs, Liftboats and WTIVs over the next decade 2,000 • The Inflation Reduction Act of 2022 further supports the development 25 of offshore wind farms in the United States, facilitating offshore 21 leasing and permitting 1,500 20 • Premium Jones Act qualified liftboats are well positioned to secure 17 17 jobs including accommodation, trenching and feedering equipment 15 from U.S. ports to offshore sites, as well as light construction and 13 1,000 installation of subsea equipment 10 10 • Vessels of opportunity; lack of available U.S. equipment and limited 7 number of vessels under construction will see offshore wind projects 500 using Jones Act qualified vessels work in tandem with foreign 4 4 5 equipment in the near-term 2 0 0 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Active US Wind Farms (LHS) Active US Turbines (RHS) Source: Clarksons Research Services. seacormarine.com 34 # of Active US Wind Farms # of Active US Turbines

Strong Commitment to ESG Our Values and Responsible Business Practices Second Sustainability Report (2022/2023) SEACOR Marine works towards aligning its goals with: • United Nations Sustainable Development Goals (“SDGs”) Local • United Nations Global Compact – Economic Decarbonizing Empowerment Operations Sustainable Ocean Principles Diversity, • Paris Climate Accord; and Anti-Corruption Equity & Inclusion • Frameworks provided by the: • Sustainability Accounting Standards Human Health and Safety Board (“SASB”) Rights • Task Force on Climate-Related Financial Disclosures (“TCFD”) Ocean Responsible Health Procurement Ethical • Global Reporting Initiative (“GRI”) Operations SEACOR Marine – Winner of the 2024 OSJ ESG Award • Recognizes the positive impact of SEACOR Marine’s environmental, social and governance (“ESG”) program Source: Company’s 2022/2023 Sustainability Report. seacormarine.com 35

Advancing Our ESG Program Notable Highlights from our 2022/2023 Sustainability Report 1 Completed pilot project implementing direct (Scope 1) emissions tracking on select vessels and data collection for indirect (Scope 2) emissions 2 Introduced a carbon intensity indicator (“CII”) metric on select vessels 3 Supported one of the largest offshore wind projects under development in the U.S. (South Fork), located off the coast of Long Island, New York 4 Completed implementation of Safe Water on Board (“SWOB”) on select vessels as part of our pilot project to reduce plastic waste 5 Published our Supplier Code of Conduct and developed our Responsible Procurement Policy 6 Published our Diversity, Equity and Inclusion (“DE&I”) Statement 7 Created sub-committees and working groups in support of sustainability and ESG oversight responsibilities of the Board of Directors 8 Continued development of our Compliance Training Program, including the addition of courses on sustainability, environmental protection and DE&I Source: Company’s 2022/2023 Sustainability Report. seacormarine.com 36

Case Study: Ongoing ESG Initiatives Across the Fleet Investments in Energy Storage Systems Cooperation with Spinergie Potential Future Projects • 7 of SMHI’s 11 most modern PSVs are now hybrid• SMHI is working marine technology firm Spinergie Carbon Capture (France) to analyze fleet data with the goal to optimize • PSV “SEACOR Yangtze” completed its upgrades in Q1 operations• SMHI is in discussion with Value Maritime (Netherlands) 2024, including: • Spinergie developed their “Smart Fleet Management” • Value Maritime has developed the “Filtree System”, an • Installation of an energy storage system platform, an AI powered and data-driven platform to onboard carbon capture system for small and medium- • Upgrade of a closed bus-tie system analyze large amounts of data in a concise manner sized vessels • Installation of a shore tie connection • DP system upgrade• SMHI currently tracks its entire fleet, and developed an • The system includes a small plug and play gas cleaning intelligent fuel and activity prediction tool for a portion of system that removes 99% of particulate matter and CO 2 • Committed to four additional energy storage systems, to its fleet which does not have granular data for reporting from the exhaust gas be installed on the last four PSVs by 2025 • SMHI has taken initial steps to engage the fleet on voyage • The system is also equipped with a filter that cleans with • Results in reduction in fuel consumption and CO and energy plant optimization to make its operation washing water and the waste product fed into the sludge 2 emission by up to 40% greener tanks • Solution can be well-suited for SMHI’s fleet of liftboats seacormarine.com 37

SEACOR Marine Safety Benchmarks (1) Year-on-Year Total Recordable Injury Rate (“TRIR”) vs. Industry Benchmarks 5-year TRIR Average (2018 - 2022) SEACOR Marine 0.227 ISOA 1.014 IMCA 1.342 1.700 1.450 1.360 1.360 1.110 1.100 1.090 ISOA / IMCA 0.950 has not yet 0.880 published 0.780 2023 figures 0.531 0.202 0.184 0.179 0.100 0.037 2018 2019 2020 2021 2022 2023 SEACOR Marine ISOA IMCA (1) TRIR = (Fatalities + Lost Time Incidents + Restricted Work Cases + Medical Treatment Cases) x 1,000,000 / Total Hours Worked. Source: Company, International Support Owners Association (ISOA), International Marine Contractors Association (IMCA). seacormarine.com 38

A. Highly Seasoned Management and Board of Directors Management Team Board of Directors Years Experience Andrew R. Morse John Gellert 25+ Independent Non-Executive Chairman of the Board, Chair of the Audit Committee, Member of President & Chief Executive Officer the Compensation Committee, and of the Nominating & Corporate Governance Committee Jesús Llorca John Gellert 24 Executive Vice President & Chief Financial Officer President, Chief Executive Officer and Director R. Christopher Regan Gregory Rossmiller 25+ Independent Director, Member of the Audit Committee, Chair of the Compensation Committee, Senior Vice President & Chief Accounting Officer Chair of the Nominating & Corporate Governance Committee Julie Persily Andrew H. Everett II 16 Independent Director, Member of the Audit Committee, Member of the Compensation Senior Vice President, General Counsel & Secretary Committee, Member of the Nominating & Corporate Governance Committee Philippe Wulfers Alfredo Miguel Bejos 16 Vice President of Finance Director seacormarine.com 39

Contact: Investor Relations SMHI LISTED Email: InvestorRelations@seacormarine.com NYSE Website: www.seacormarine.com seacormarine.com 40